BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1997

BERGER IPT-100 FUND
BERGER IPT-GROWTH AND INCOME FUND
BERGER IPT-SMALL COMPANY GROWTH FUND
BERGER/BIAM IPT-INTERNATIONAL FUND

Berger Institutional Products Trust is presenting a combined semi-annual report which includes the Berger IPT-100 Fund, Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund and Berger/BIAM IPT-International Fund. The report reflects the financial position of each Fund at June 30, 1997, and the results of their operations for the period ended June 30, 1997, and changes in their net assets for the period then ended and for the period May 1, 1996 (commencement of investment operations) through December 31, 1996 (except for the Berger/BIAM IPT-International Fund), in a single document.

TABLE OF CONTENTS

BERGER IPT-100 FUND
     Portfolio Manager's Letter                               2
     Schedule of Investments                                  5
BERGER IPT-GROWTH AND INCOME FUND
     Portfolio Manager's Letter                               8
     Schedule of Investments                                 10
BERGER IPT-SMALL COMPANY GROWTH FUND
     Portfolio Manager's Letter                              13
     Schedule of Investments                                 15
BERGER/BIAM IPT-INTERNATIONAL FUND
     Portfolio Manager's Letter                              19
     Schedule of Investments                                 23
Financial Statements                                         26
Notes to Financial Statements                                30
Financial Highlights                                         34

BERGER IPT-100 FUND
PORTFOLIO MANAGER'S LETTER


Dear Shareholder:

       It was my privilege to assume portfolio management responsibilities for the Berger IPT-100 Fund on February 3, 1997, just one month into this reporting period. As a professional money manager, previously with Kemper and Founders Funds, I have long respected the Berger philosophy that profitable, successful companies are more apt to be profitable, successful investments. Although I have made many changes in the portfolio, all decisions were made in accordance with the Berger philosophy. By adhering to this proven investment philosophy, and by seeking out reasonably valued, high quality, predictable growth companies, I believe we can return this Fund to its proper place as a performance leader among its peers.

MARKET PERFORMANCE

       Between January 1 and June 30, 1997, market performance was like night and day. Jitters about potential Federal Reserve Board interest rate hikes depressed the market in the first quarter. Remarks by Fed Chairman Greenspan in the second quarter calmed the fears and the market rebounded strongly. Thanks to the second quarter bounce, the S&P 500 Stock Index rose 20.60% during the six-month period ended June 30, 1997. Your Fund gained 8.28% over the same period.*

       One of the key reasons for the Fund's underperformance was the nature of the market itself. This market has not raised all boats. The biggest gainers, particularly in the first quarter, were the biggest companies--and only a handful at that. These typically are not the companies in which your Fund invests. That's because the largest companies are not growth companies; they cannot sustain the consistent 20% annual growth rates that we seek for our shareholders.

       I was very encouraged by how the market broadened in the second quarter, and believe this will continue throughout 1997. A broader market means that more companies, particularly the mid-cap growth companies that we focus on in this Fund, will have the opportunity to be among the market's leading performers.

PORTFOLIO REPOSITIONING

       Investments held by the Fund also led to its underperformance. As I mentioned earlier, I have made changes in the portfolio. In fact, I've created an almost entirely new portfolio. Although these changes were not sufficient to meet the Fund's performance targets this reporting period, they have improved quality and will enable us to maintain our long-term growth rate target.

We increased the number of stocks in the portfolio from 43 in early February to 65 on June 30, adding more diversification to the Fund overall. We also "weeded the garden," removing stocks in sectors that we were shifting away from and poor performers that were dragging down Fund performance.

       Our biggest sector shift was away from energy and into consumer products. Energy service holdings were reduced from 11% of Fund assets in early February to 4.5% on June 30. We pulled back because we felt that the Fund was overexposed to this volatile sector. We also elected to take some profits and redirect the funds into more attractive opportunities in other sectors.

       Consumer holdings increased from 4% to around 14% over the same period. We believe the sector has good prospects for the next several quarters, driven by strong consumer spending.

       We reduced our healthcare holdings from 13% to approximately 11% in order to take some profits. We also find that the large cap, premium names in this sector have very high valuations and, thus, are not available at the prices we seek.

       We held steady on the technology sector, which makes up approximately 22% of the portfolio. We continue to be able to find excellent companies at reasonable value in this sector, which, over the long-term, is the key to growth in the U.S.
economy.

GOING FORWARD

       We  believe  the Fund  has been  repositioned  appropriately  and,  going
forward   in   1997,    has   the    characteristics    of   a   high   quality,
growth-at-a-reasonable-price portfolio.

       Our key challenge in the future is to carefully monitor the fundamentals of the stocks in the portfolio. We will not hesitate to eliminate stocks when we see negative changes. We will increase positions in securities in which we have the most confidence on market pullbacks.

       The Berger IPT-100 Fund has a new portfolio manager and a new drive and determination to meet its performance goals. On behalf of myself, and the dedicated team of analysts and institutional service people who work with me, thank you for your investment in the Berger IPT-100 Fund.



Patrick Adams
Portfolio Manager
Berger IPT - 100 Fund

* Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



(DESCRIPTION OF BERGER IPT-100 FUND PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the SemiAnnual Report to Shareholders. The chart compares the value of shares invested in the Berger IPT-100 Fund to the S&P 500 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1996, with all dividends and capital gains reinvested.



   Date           Berger IPT-100 Fund            S&P 500 Index           Cost of Living Index

5/1/96                $    10,000                  $    10,000                  $   10,000
6/30/96               $     9,780                  $    10,303                  $   10,026
9/30/96               $    10,080                  $    10,619                  $   10,096
12/31/96              $    10,390                  $    11,503                  $   10,147
3/31/97               $    10,030                  $    11,813                  $   10,237
6/30/97               $    11,250                  $    13,871                  $   10,243

Past performance is not predictive of future performance.





                              TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                                    % of Net Assets             % of Net

Assets
                                                        6/30/97                     12/31/96


1.   Microsoft Corp.                                       2.1%                        2.5%
2.   Cadence Design Systems                                1.9%                        1.8%
3.   Warner-Lambert Co.                                    1.6%                        1.8%
4.   Eli Lilly & Co.                                       1.5%                        1.9%
5.   Intel Corp.                                           1.5%                        2.6%
6.   Altlera Corp.                                         1.5%                        2.0%
7.   Pfizer, Inc.                                          1.5%                        1.9%
8.   Nokia Corp. ADR                                       1.2%                        1.7%
9.   AGCO Corp.                                            1.2%                        1.7%
10.  Solectron Corp.                                       1.2%                        1.6%

BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1997

BERGER IPT-100 FUND
                                             SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares, Units or
Principal Amount                                               Market Value
                           COMMON STOCK -56.5%
Aerospace/Defense - 0.9%

           100      Boeing Co.                                    $   5,306
                                                                  ---------
Auto/Truck - Original Equipment - 0.7%
           100      Lear Corp.                                        4,430
                                                                  ---------
Banks - Money Center - 1.7%
            40      Chase Manhattan Corp.                             3,883
            55      Citicorp                                          6,631
                                                                  ---------
                                                                     10,514
                                                                  ---------
Beverages - Soft Drinks - 0.7%
           115      Pepsico, Inc.                                     4,320
                                                                  ---------
Computer - Graphics - 1.9%
           350      Cadence Design Systems*                          11,725
                                                                  ---------
Computer - Local Networks -1.1%
           175      Ascend Communications                             6,891
                                                                  ---------
Computer - Services - 0.9%
            80      HBO & Co.                                         5,510
                                                                  ---------
Computer - Software -4.7%
           125      BMC Software, Inc.*                               6,922
           100      Microsoft Corp.*                                 12,638
            85      Parametric Technology Corp.*                      3,618
           100      Peoplesoft, Inc.*                                 5,275
                                                                  ---------
                                                                     28,453
                                                                  ---------
Electronics - Miscellaneous Components -1.2%
           100      Solectron Corp.                                   7,000
                                                                  ---------
Electronics - Semiconductor Equipment - 0.9%
            75      Applied Materials, Inc.*                          5,311
                                                                  ---------
Electronics - Semiconductor Manufacturing - 7.9%
           180      Altera Corp.*                                     9,090
            65      Intel Corp.                                       9,218
            85      Linear Technology Corp.                           4,399
            80      Maxim Integrated Products*                        4,550
            65      Motorola, Inc.                                    4,940
           150      National Semiconductor*                           4,594
           100      Sanmina Corp.*                                    6,350
           100      Xilinx, Inc.*                                     4,906
                                                                  ---------
                                                                     48,047
                                                                  ---------
Finance - Mortgage & Related Services - 3.0%
           100      Federal Home Loan Mortgage Corp.                  3,438
           150      Federal National Mortgage Association             6,544
           100      Green Tree Financial Corp.                        3,563
           165      Money Store, Inc.                                 4,733
                                                                  ---------
                                                                     18,278
                                                                  ---------
Insurance - Life - 0.6%
           100      Conseco, Inc.                                     3,700
                                                                  ---------


                                       5




Insurance - Multi Line - 0.8%
           100      MGIC Investment Corp.                         $   4,794
                                                                  ---------
Leisure - Hotels & Motels - 1.4%
            70      HFS, Inc.*                                        4,060
            75      Marriott International, Inc.                      4,603
                                                                  ---------
                                                                      8,663
                                                                  ---------
Leisure - Services - 0.7%
            50      Disney (Walt) Co.                                 4,013
                                                                  ---------
Leisure - Toys/Games/Hobby - 0.9%
           188      Hasbro, Inc.                                      5,320
                                                                  ---------
Machinery - Farm - 1.2%
           200      AGCO Corp.                                        7,188
                                                                  ---------
Medical - Biomedical/Genetics - 0.6%
           125      Centocor, Inc.*                                   3,883
                                                                  ---------
Medical - Dental - Supplies - 0.8%
           160      Omnicare, Inc.                                    5,020
                                                                  ---------
Medical - Drug/Diversified - 1.6%
            80      Warner-Lambert Co.                                9,940
                                                                  ---------
Medical - Ethical Drugs - 3.0%
            85      Eli Lilly & Co.                                   9,292
            75      Pfizer, Inc.                                      8,963
                                                                  ---------
                                                                     18,255
                                                                  ---------
Medical - Health Maintenance Organizations - 1.0%
            85      Oxford Health Plans Corp.*                        6,099
                                                                  ---------
Medical - Hospitals - 1.3%
           120      Columbia HCA Healthcare                           4,718
           100      Tenet Healthcare Corp.*                           2,956
                                                                  ---------
                                                                      7,674
                                                                  ---------
Medical - Wholesale Drug/Sundries - 0.6%
            60      Cardinal Health, Inc.                             3,435
                                                                  ---------
Oil & Gas - Drilling - 2.2%
            85      Diamond Offshore Drilling, Inc.*                  6,641
            90      Transocean Offshore, Inc.                         6,536
                                                                  ---------
                                                                     13,177
                                                                  ---------
Oil & Gas - Field Services - 0.9%
           100      BJ Services Co.*                                  5,363
                                                                  ---------
Oil & Gas - Machinery/Equipment - 0.8%
           125      Baker Hughes, Inc.                                4,836
                                                                  ---------
Pollution Control - Equipment - 0.5%
           120      U.S. Filter Corp.*                                3,270
                                                                  ---------
Pollution Control - Services - 1.0%
           150      USA Waste Services, Inc.*                         5,794
                                                                  ---------
Retail - Apparel/Shoe - 0.5%
            50      Gucci Group N. V.                                 3,219
                                                                  ---------
Retail - Department Stores - 0.6%
           110      Federated Department Stores, Inc.*                3,823
                                                                  ---------
Retail - Drug Stores - 0.7%
            85      CVS Corp.                                         4,356
                                                                  ---------
Retail - Major Discount Chains - 0.6%
           100      Wal-Mart Stores, Inc.                             3,381
                                                                  ---------
Retail - Restaurants - 0.7%
           130      Boston Chicken, Inc.*                             1,820
           100      Lone Star Steakhouse*                             2,600
                                                                  ---------
                                                                      4,420
                                                                  ---------


                                       6




Retail - Supermarkets - 1.4%
           100      American Stores Co.                           $   4,938
            75      Safeway, Inc.*                                    3,459
                                                                  ---------
                                                                      8,397
                                                                  ---------
Retail/Wholesale - Building Products - 1.4%
            70      Home Depot, Inc.                                  4,826
           100      Lowes Companies, Inc.                             3,712
                                                                  ---------
                                                                      8,538
                                                                  ---------
Telecommunications - Equipment - 2.1%
           100      Nokia Corp. ADR                                   7,375
           100      Tellabs, Inc.*                                    5,588
                                                                  ---------
                                                                     12,963
                                                                  ---------
Telecommunications - Services - 1.5%
           475      Paging Network, Inc.*                             4,171
           160      Worldcom, Inc.*                                   5,120
                                                                  ---------
                                                                      9,291
                                                                  ---------
Tobacco - 0.7%
           100      Philip Morris Companies                           4,438
                                                                  ---------
Transportation - Airline - 0.8%
            50      AMR Corp.*                                        4,625
                                                                  ---------

                    TOTAL COMMON STOCK (Cost $273,475)              343,660
                                                                  ---------

              U.S. GOVERNMENT OBLIGATIONS - 39.4%

    $   40,000      U.S. Treasury Bills due 07/03/97                 39,986
       160,000      U.S. Treasury Bills due 07/24/97                159,529
        40,000      U.S. Treasury Bills due 08/14/97                 39,747
                                                                  ---------
                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                      (Amortized Cost $239,262)                     239,262
                                                                  ---------

TOTAL INVESTMENTS (Cost $512,737 +) - 95.9%                         582,922
OTHER ASSETS, LESS LIABILITIES - 4.1%                                25,087
                                                                  ---------

NET ASSETS - 100%                                                 $ 608,009
                                                                  =========


*       Non-income producing security
+       Also represents cost for tax purposes
ADR     American Depository Receipt


See notes to financial statements.

BERGER IPT-GROWTH AND INCOME FUND
PORTFOLIO MANAGERS' LETTER

Dear Shareholder:

The first half of 1997 has been very rewarding for stocks investors. All the major averages such as the S&P 500 and the Dow Jones Industrial Average have soared to record highs, led by the largest stocks in the market, which has made keeping pace with the indices very difficult. That said, the Fund has had a reasonable year so far in terms of absolute performance. Through June the Fund returned 10.59%, compared to 20.60% for the S&P 500 index. However, when you consider the Fund was less exposed to the largest stocks in the index for valuation reasons, the performance looks better.

Looking forward, the Berger Growth and Income Fund is well diversified in premiere companies with above-market rates of growth and steady dividend streams. Our areas of interest are the consumer, healthcare and technology sectors. We will stick with our discipline of buying companies with strong long-term earnings growth rates, yet still selling at reasonable prices. Stocks such as Coke, Procter & Gamble, Gillette, Merck, Pfizer, Disney, etc. are great companies but, are trading at huge premiums to their growth rates because the market seemingly is willing to pay any price for a quality, stable, growth company. History has proven that over time economics prevail and investors will find that overpaying for any one of these businesses will be a losing strategy. In order to avoid excess risk in the Fund, we refuse to overpay for any company, leaving us underexposed to many household names such as those listed above. Therefore if money continues to flow into these "defensive" stocks the Fund may continue to be somewhat vulnerable in the short run, although such a market action should create great opportunities in other growth stocks for the long run.

As far as technology stocks are concerned, the Fund is currently overweighted slightly versus the S&P 500 index. We believe technology is driving the U.S. and the world economies, and our Fund, like any growth- oriented fund, needs to constantly monitor the technology sector for compelling buying opportunities. If there were one area in which we would like to be more concentrated, it is technology. We will continue to keep a sharp eye out for any buying opportunities in this sector.

The charter of this Fund is to invest in high quality growth companies that also offer modest current income. The Fund also will look to increase the overall yield by purchasing convertible bonds when appropriate. The Fund focuses only on the growth areas of the stock market such as technology, healthcare, telecommunications finance and retail, ignoring sectors such as commodities, utilities and heavy cyclicals. We will continue to seek out reasonably priced leading growth companies and avoid expensive, slower growth index companies.

While the short-term performance has not been as good as we would have hoped for, we remain very confident that in the long-term investors will be rewarded. Thank you for the investment in the Berger IPT Growth & Income Fund and for your continued confidence.


Mark McKinney
Patrick Adams
Co-Portfolio Managers
Berger IPT -- Growth and Income Fund

(DESCRIPTION OF BERGER IPT-GROWTH AND INCOME FUND PERFORMANCE
CHART) - The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger IPT-Growth and Income Fund to the S&P 500 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1996, with all dividends and capital gains reinvested.



   Date           Berger IPT-G&I Fund            S&P 500 Index           Cost of Living Index

5/1/96                $    10,000                  $    10,000                  $   10,000
6/30/96               $    10,020                  $    10,303                  $   10,026
9/30/96               $    10,400                  $    10,619                  $   10,096
12/31/96              $    11,140                  $    11,503                  $   10,147
3/31/97               $    11,190                  $    11,813                  $   10,237
6/30/97               $    12,320                  $    13,871                  $   10,243

Past performance is not predictive of future performance.





                              TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                                    % of Net Assets             % of Net Assets
                                                        6/30/97                     12/31/96


1.   McKesson Corp.                                        2.5%                        1.6%
2.   Sunbeam Corp.                                         2.5%                        1.9%
3.   Innkeepers USA Trust                                  2.2%                        2.0%
4.   Rite Aid Corp.                                        2.1%                        0.0%
5.   Motorola, Inc.                                        2.0%                        0.0%
6.   Starwood Lodging Trust                                2.0%                        2.8%
7.   State Street Corp.                                    1.9%                        1.4%
8.   Patriot American Hospitality, Inc.                    1.8%                        2.2%
9.   Diebold, Inc.                                         1.8%                        2.3%
10.  Adaptec, Inc.                                         1.8%                        2.3%

BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1997

BERGER IPT-GROWTH AND INCOME FUND
                            SCHEDULE OF INVESTMENTS (UNAUDITED)
Shares, Units or
Principal Amount                                                  Market Value
                                    COMMON STOCK -65.4%
Aerospace/Defense Equipment - 1.3%
           170      B.F. Goodrich Company                            $   7,363
                                                                     ---------
Banks - Money Center - 2.8%
            65      Chase Manhattan Corp.                                6,309
            80      Citicorp                                             9,645
                                                                     ---------
                                                                        15,954
                                                                     ---------
Banks - Northeast - 1.9%
           240      State Street Corp.                                  11,100
                                                                     ---------
Commercial Services - Security/Safety - 1.8%
           272      Diebold, Inc.                                       10,608
                                                                     ---------
Computer - Graphics - 1.3%
           225      Cadence Design Systems*                              7,538
                                                                     ---------
Computer - Local Networks - 1.4%
           120      Cisco Systems, Inc.*                                 8,055
                                                                     ---------
Computer - Memory Devices - 0.7%
           135      Microchip Technology*                                4,016
                                                                     ---------
Computer - Peripheral Equipment - 1.8%
           305      Adaptec, Inc.*                                      10,599
                                                                     ---------
Diversified Operations - 3.2%
           100      Allied Signal, Inc.                                  8,400
           230      American Standard Companies*                        10,293
                                                                     ---------
                                                                        18,693
                                                                     ---------
Electronics - Semiconductor Equipment -1.6  %
           250      Lam Research Corp.*                                  9,266
                                                                     ---------
Electronics - Semiconductor Manufacturing - 4.7%
           330      Atmel Corp.*                                         9,240
            45      Intel Corp.                                          6,382
           155      Motorola, Inc.                                      11,780
                                                                     ---------
                                                                        27,402
                                                                     ---------
Finance - Equity Real Estate Investment Trust - 6.8%
           150      Crescent Real Estate Equities Trust                  4,763
           850      Innkeepers USA Trust                                12,750
           420      Patriot American Hospitality, Inc.                  10,710
           265      Starwood Lodging Trust                              11,312
                                                                     ---------
                                                                        39,535
                                                                     ---------
Funeral Services & Related - 1.8%
           300      Loewen Group, Inc.                                  10,425
                                                                     ---------
Household - Housewares - 2.5%
           380      Sunbeam Corp.                                       14,345
                                                                     ---------
Insurance - Property/Casualty/Title - 1.8%
           145      Mercury General Corp.                               10,549
                                                                     ---------
Leisure - Movies & Related - 1.0%
           450      Metromedia International Group*                      5,709
                                                                     ---------
Medical - Ethical Drugs - 1.5%
            80      Eli Lilly & Co.                                      8,745
                                                                     ---------

Medical - Hospitals - 4.3%
           225      Columbia HCA Healthcare                          $   8,845
           310      Tenet Healthcare Corp.*                              9,164
           160      Vencor, Inc.*                                        6,760
                                                                     ---------
                                                                        24,769
                                                                     ---------
Medical - Wholesale Drug/Sundries - 2.8%
            56      Bergen Brunswig Corp. - Class A                      1,561
           190      McKesson Corp.                                      14,725
                                                                     ---------
                                                                        16,286
                                                                     ---------
Oil & Gas - Drilling - 1.4%
           105      Diamond Offshore Drilling, Inc.*                     8,203
                                                                     ---------
Oil & Gas - Field Services - 2.8%
           345      McDermott International, Inc.                       10,070
            50      Schlumberger Ltd.                                    6,250
                                                                     ---------
                                                                        16,320
                                                                     ---------
Paper & Paper Products - 1.3%
           155      Kimberly-Clark Corp.                                 7,711
                                                                     ---------
Retail - Drug Stores - 2.1%
           245      Rite Aid Corp.                                      12,219
                                                                     ---------
Retail - Major Discount Chains - 1.4%
           150      Dayton Hudson Corp.                                  7,978
                                                                     ---------
Retail - Supermarkets - 2.1%
           150      American Stores Co.                                  7,406
           100      Safeway, Inc.*                                       4,613
                                                                     ---------
                                                                        12,019
                                                                     ---------
Retail/Wholesale - Computer - 1.5%
           160      Tandy Corp.                                          8,960
                                                                     ---------
Telecommunications - Equipment - 3.3%
           340      ECI Telecom, Ltd.                                   10,115
           100      Northern Telecom, Ltd.                               9,100
                                                                     ---------
                                                                        19,215
                                                                     ---------
Tobacco - 1.5%
           195      Philip Morris Companies                              8,652
                                                                     ---------
Utility - Telephone - 3.0%
           150      Bellsouth Corp.                                      6,956
           330      Cincinnati Bell, Inc.                               10,395
                                                                     ---------
                                                                        17,351
                                                                     ---------

                    TOTAL COMMON STOCK (Cost $320,044)                 379,585
                                                                     ---------

                           U.S. GOVERNMENT OBLIGATIONS - 29.1%
    $   50,000      U.S. Treasury Bills due 07/03/97                    49,983
        50,000      U.S. Treasury Bills due 08/07/97                    49,787
        70,000      U.S. Treasury Bills due 08/14/97                    69,557
                                                                     ---------
                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                      (Amortized Cost $169,327)                        169,327
                                                                     ---------

                          CONVERTIBLE BONDS - 3.7%
Commercial Services - Miscellaneous - 1.5%
         4,000      Career Horizons, Inc. 7.000% due 11/01/02        $   8,625
                                                                     ---------
Pollution Control - Equipment - 1.1%
         4,000      U.S. Filter Corp. 6.000% due 9/01/05                 6,225
                                                                     ---------
Pollution Control - Services - 1.2%
         5,000      United Waste Systems 4.500% due 6/01/01**            6,869
                                                                     ---------

                    TOTAL CONVERTIBLE BONDS (Cost $21,185)              21,719
                                                                     ---------

                           PREFERRED STOCK -1.7%
Transportation - Airline - 1.7%
           115      U.S. Airways Group, Inc.                            10,091
                                                                     ---------

                    TOTAL PREFERRED STOCK (Cost $10,084)                10,091
                                                                     ---------

TOTAL INVESTMENTS (Cost $520,640 +) -99.9%                             580,722
OTHER ASSETS, LESS LIABILITIES - 0.1%                                      751
                                                                     ---------

NET ASSETS - 100%                                                    $ 581,473
                                                                     =========

*    Non-income producing security
**   Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.
+    Also represents cost for tax purposes


See notes to financial statements.

BERGER IPT-SMALL COMPANY GROWTH FUND
PORTFOLIO MANAGER'S LETTER


Dear Shareholder,

The IPT -- Small Company Growth Fund has returned 4.32% to shareholders during the first six months of 1997. This trails the Russell 2000 Index, which has returned 10.20% year-to-date through 6/30/97. Compared to the growth component of the Russell 2000 (a more narrow benchmark) which was up 5.14%, the Fund's performance is more in line with the index.

1997 has been a tale of two markets. During the first three-and-a-half months of the year, the market's performance was dominated by large capitalization, blue chip "index" stocks. During this time the Dow Jones Industrial Average and S&P 500 were hitting new highs, while smaller caps stocks - the type of stock in which this Fund invests - actually were declining. Indeed, it can be argued that from about mid October, 1996, to late April, 1997, that small cap stocks were in a "stealth" bear market.

This tremendous divergence of performance between large and small cap stocks was so extreme by April, 1997, that a snap back became almost inevitable. The rally in the small cap sector was quite dramatic and the IPT-SCG participated. The month of May was particularly strong when the Fund rose 15.1%.

Most stocks were strong contributors to the Fund's performance, but some standouts were Coventry Corp. and American Oncology Resources in the healthcare sector; Allied Waste Industries and Newpark Resources among industrial companies; Technology Solutions, Wind River Systems and Avid Technology were strong in the technology sector; and Michael's Stores and On Sale, Inc. were among the leaders on the consumer growth side.

While  there  were  relatively  few  fundamental   disappointments,   among  the
non-contributors   to  performance   were  Vertex   Pharmaceuticals,   Safeguard
Scientifics, Macromedia and Gartners Group.

The market continues to rocket to new highs, but generally has been broader than early in the year. While absolute levels of valuation are high, we believe there is further upside to the market. We also believe there is more appreciation potential in both small and mid cap stocks than in the large, blue chip stocks, which are expensive and over-owned, based on historical measures. The major focus of investors is the action of the Federal Reserve Board. Fed Chairman Greenspan's testimony to Congress in July was heartening to the markets and gave investors comfort with respect to the Fed's intentions to raise interest rates. The reduced likelihood of Fed rate hikes gives investors reason to bid-up share prices, but following the recent market advance; a period of digestion is likely. We remain watchful but cautiously optimistic regarding small cap growth stocks. The fundamental underpinning for strong performance at the companies your Fund owns remains strong. A continuation of recent market trends would be positive for smaller caps; a shift away from index stocks could be very positive for small caps.

Thank you for your confidence and your investment in the Fund.

Bill Keithler
Portfolio Manager
Berger IPT - Small Company Growth Fund

(DESCRIPTION OF BERGER IPT-SMALL COMPANY GROWTH FUND PERFORMANCE CHART) - The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger IPT-Small Company Growth Fund to the Russell 2000 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1996, with all dividends and capital gains reinvested.

   Date           Berger IPT-SCG Fund          Russell 2000 Index        Cost of Living Index
5/1/96                $    10,000                  $    10,000                  $   10,000
6/30/96               $    10,530                  $     9,967                  $   10,026
9/30/96               $    10,720                  $    10,001                  $   10,096
12/31/96              $     9,950                  $    10,521                  $   10,147
3/31/97               $     8,920                  $     9,977                  $   10,237
6/30/97               $    10,380                  $    11,595                  $   10,243

Past performance is not predictive of future performance.





                              TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                                    % of Net Assets             % of Net Assets
                                                        6/30/97                     12/31/96

1.   Technology Solutions Co.                              1.5%                        1.4%
2.   Rexall Sundown, Inc.                                  1.4%                        0.4%
3.   Evergreen Media Corp. Class A                         1.4%                        0.5%
4.   NCS Healthcare, Inc.                                  1.3%                        0.8%
5.   Stewart Enterprises, Inc. Class A                     1.3%                        0.7%
6.   Newpark Resources, Inc.                               1.2%                        0.0%
7.   Clear Channel Communications, Inc.                    1.2%                        0.5%
8.   Parexel International Corp.                           1.2%                        1.1%
9.   Healthcare Recoveries, Inc.                           1.2%                        0.0%
10.  ACC Corp.                                             1.2%                        0.0%

BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1997

BERGER IPT-SMALL COMPANY GROWTH FUND
                 SCHEDULE OF INVESTMENTS (UNAUDITED)
Shares, Units or
Principal Amount                                                   Market Value
                       COMMON STOCK -92.3%
Building - Residential/Commercial - 1.0%
           100      Hadco Corp.*                                      $   6,550
                                                                      ---------
Commercial Services - Miscellaneous - 2.7%
           400      American Oncology Resources*                          6,750
           300      CMG Information Services*                             3,938
           300      FPA Medical Management, Inc.*                         7,106
                                                                      ---------
                                                                         17,794
                                                                      ---------
Commercial Services - Security/Safety - 0.7%
           500      Ultrak, Inc.*                                         4,438
                                                                      ---------
Computer - Integrated Systems - 2.4%
           230      HCIA, Inc.*                                           7,705
           200      Wind River Systems, Inc.*                             7,650
                                                                      ---------
                                                                         15,355
                                                                      ---------
Computer - Local Networks - 0.8%
           130      Ascend Communications*                                5,119
                                                                      ---------
Computer - Memory Devices - 0.9%
           200      Microchip Technology*                                 5,950
                                                                      ---------
Computer - Services - 10.7%
           225      American Management Systems, Inc.*                    6,019
           150      Ciber, Inc.*                                          5,128
           200      Gartner Group, Inc.*                                  7,188
           101      HBO & Co.                                             6,938
           319      Lycos, Inc.*                                          4,064
           125      National Data Corp.                                   5,414
           305      National Tech Team, Inc.*                             6,519
           120      Quick Response Services, Inc.*                        4,350
           250      Technology Solutions Co.*                             9,875
           250      Whittman-Hart, Inc.*                                  7,031
           200      Yahoo, Inc.*                                          7,050
                                                                      ---------
                                                                         69,576
                                                                      ---------
Computer - Software - 7.5%
           100      Baan N.V.*                                            6,888
           220      Cambridge Technology*                                 7,040
           100      CBT Group PLC ADR*                                    6,313
           200      Cognos, Inc.*                                         6,225
           600      Macromedia, Inc.*                                     5,175
           150      Remedy Corp.*                                         6,000
           225      Scopus Technology, Inc.*                              5,034
           130      Viasoft, Inc.*                                        6,598
                                                                      ---------
                                                                         49,273
                                                                      ---------
Cosmetics/Personal Care - 1.4%
           230      Rexall Sundown, Inc.*                                 8,970
                                                                      ---------
Diversified Operations - 0.8%
            40      Pittway Corp.                                         1,990
            70      Pittway Corp. - Class A                               3,483
                                                                      ---------
                                                                          5,473
                                                                      ---------

Electronics - Misc. Components - 1.0%
           250      Chicago Miniature Lamp, Inc.*                     $   6,219
                                                                      ---------
Electronics - Parts Distributors - 1.0%
           170      Kent Electronics Corp.*                               6,237
                                                                      ---------
Electronics - Semiconductor Equipment - 2.5%
           130      Etec Systems, Inc.*                                   5,574
           160      Kulicke & Soffa Industries, Inc.*                     5,195
           100      Lattice Semiconductor*                                5,650
                                                                      ---------
                                                                         16,419
                                                                      ---------
Electronics - Semiconductor Manufacturing - 3.1%
           400      Cypress Semiconductor*                                5,800
           100      Dallas Semiconductor Corp.*                           3,925
           100      Maxim Integrated Products*                            5,688
           400      Tower Semiconductor, Ltd.*                            4,800
                                                                      ---------
                                                                         20,213
                                                                      ---------
Finance - Consumer Loans - 1.1%
           380      Delta Financial Corp.*                                7,268
                                                                      ---------
Finance - Small Business Investment Company & Commercial - 1.9%
           200      Safeguard Scientifics*                                6,363
           170      Sirrom Capital Corp.                                  5,865
                                                                      ---------
                                                                         12,228
                                                                      ---------
Financial Services - Miscellaneous - 1.0%
           650      Medaphis Corp.*                                       6,541
                                                                      ---------
Funeral Services & Related - 1.3%
           200      Stewart Enterprises, Inc. - Class A                   8,400
                                                                      ---------
Household/Office Furniture - 1.1%
           300      Knoll, Inc.*                                          7,125
                                                                      ---------
Insurance - Accident & Health - 1.2%
           400      Healthcare Recoveries, Inc.*                          7,750
                                                                      ---------
Insurance - Brokers - 1.0%
           300      Prepaid Legal Services*                               6,338
                                                                      ---------
Leisure - Movies & Related - 2.7%
           200      Avid Technology, Inc.*                                5,275
           475      Metromedia International Group*                       6,026
           200      Regal Cinemas, Inc.*                                  6,600
                                                                      ---------
                                                                         17,901
                                                                      ---------
Leisure - Products - 0.8%
           300      North Face, Inc.*                                     5,475
                                                                      ---------
Machinery - General/Industrial - 0.5%
           150      Hirsch International Corp. - Class A*                 3,338
                                                                      ---------
Media - Radio/TV - 4.2%
           100      Chancellor Corp. - Class A*                           4,000
           130      Clear Channel Communications, Inc.*                   7,995
           150      Emmis Broadcasting Corp. - Class A*                   6,544
           200      Evergreen Media Corp. - Class A*                      8,925
                                                                      ---------
                                                                         27,464
                                                                      ---------
Medical - Biomedical/Genetics - 2.3%
           240      BioChem Pharmaceuticals, Inc.*                        5,340
            70      Incyte Pharmaceuticals, Inc.*                         4,690
           125      Vertex Pharmaceuticals*                               4,781
                                                                      ---------
                                                                         14,811
                                                                      ---------
Medical - Dental - Supplies - 1.0%
           200      Omnicare, Inc.                                        6,275
                                                                      ---------

Medical - Ethical Drugs - 2.2%
           150      Medicis Pharmaceutical Corp.*                     $   7,481
           300      Theragenics Corp.*                                    6,900
                                                                      ---------
                                                                         14,381
                                                                      ---------
Medical - Health Maintenance Organizations - 0.9%
           400      Coventry Corp.*                                       6,050
                                                                      ---------
Medical - Outpatient/Home Care - 6.0%
           250      American HomePatient, Inc.*                           6,250
           300      Healthsouth Corp.*                                    7,481
           200      PhyCor, Inc.*                                         6,888
           130      Renal Care Group, Inc.*                               5,419
           350      RoTech Medical Corp.*                                 7,022
           160      Total Renal Care Holdings*                            6,430
                                                                      ---------
                                                                         39,490
                                                                      ---------
Medical - Products - 1.2%
           250      Parexel International Corp.*                          7,938
                                                                      ---------
Medical - Wholesale Drug/Sundries - 1.3%
           280      NCS HealthCare, Inc.*                                 8,505
                                                                      ---------
Oil & Gas - Drilling - 0.8%
           250      Marine Drilling Companies, Inc.*                      4,906
                                                                      ---------
Oil & Gas - Field Services - 1.0%
           120      BJ Services Co.*                                      6,435
                                                                      ---------
Oil & Gas - U.S. Exploration & Production - 1.8%
           200      Barrett Resources Corp.*                              5,987
           165      St. Mary Land & Exploration*                          5,796
                                                                      ---------
                                                                         11,783
                                                                      ---------
Pollution Control - Services - 3.4%
           400      Allied Waste Industries, Inc.*                        6,950
           240      Newpark Resources, Inc.*                              8,100
           300      Tetra Tech, Inc.*                                     7,238
                                                                      ---------
                                                                         22,288
                                                                      ---------
Real Estate Operations - 1.0%
           200      Fairfield Communities*                                6,725
                                                                      ---------
Retail - Apparel/Shoe - 3.0%
           200      Men's Wearhouse, Inc.*                                6,300
           215      Ross Stores, Inc.                                     7,028
           200      Wet Seal, Inc. - Class A*                             6,312
                                                                      ---------
                                                                         19,640
                                                                      ---------
Retail - Mail Order & Direct - 1.6%
           150      Black Box Corp.*                                      6,038
           500      Onsale, Inc.*                                         4,625
                                                                      ---------
                                                                         10,663
                                                                      ---------
Retail - Miscellaneous/Diversified - 2.8%
           365      Guitar Center, Inc.*                                  6,159
           300      Michaels Stores, Inc.*                                6,356
           200      Petco Animal Supplies*                                6,000
                                                                      ---------
                                                                         18,515
                                                                      ---------
Retail/Wholesale - Building Products - 0.9%
           250      Eagle Hardware & Garden*                              5,719
                                                                      ---------

Telecommunications - Equipment - 3.8%
           200      Brightpoint, Inc.*                                $   6,513
           125      Cascade Communications Corp.*                         3,453
           130      Comverse Technology, Inc.*                            6,760
           180      P-Com, Inc.*                                          5,940
           150      PairGain Technologies*                                2,325
                                                                      ---------
                                                                         24,991
                                                                      ---------
Telecommunications - Services - 2.2%
           250      ACC Corp.*                                            7,719
           350      ICG Communications, Inc.*                             6,737
                                                                      ---------
                                                                         14,456
                                                                      ---------
Tobacco - 0.9%
           200      Consolidated Cigar Holdings, Inc.*                    5,562
                                                                      ---------
Trucks & Parts - Heavy Duty - 0.9%
           235      Stewart & Stevenson Services                          6,110
                                                                      ---------

                    TOTAL COMMON STOCK (Cost $528,760)                  602,657
                                                                      ---------

                      U.S. GOVERNMENT OBLIGATIONS - 6.9%
    $   45,000      U.S. Treasury Bills due 08/21/97
                      (Amortized cost $44,680)                           44,680
                                                                      ---------

TOTAL INVESTMENTS (Cost $573,440 +)-99.2%                               647,337
OTHER ASSETS, LESS LIABILITIES - 0.8%                                     5,412
                                                                      ---------

NET ASSETS - 100%                                                     $ 652,749
                                                                      =========


*   Non-income producing security
+   Also represents cost for tax purposes


See notes to financial statements.

BERGER/BIAM IPT-INTERNATIONAL FUND
PORTFOLIO MANAGER'S LETTER


Dear Shareholder,

Bank of Ireland Asset Management (U.S.) Limited (BIAM) serves as the sub-advisor to the Berger/BIAM IPT - International Fund. As the Fund began operations on May 1, 1997, we would like to discuss what occurred during the second quarter within our identified global economic and business themes. We hope you will use this opportunity to familiarize yourself with the themes and companies positioned in your Fund. In addition, included is our review of the worldwide markets and our outlook for the remainder of the year.

The thematic highlight of the second quarter was Positive Banking Environment, which continued to prosper from the global low-growth, low-inflationary environment. National Australia Bank was boosted by a further reduction in domestic interest rates, as well as a liberalization of Australian banking laws, fueling rumors of merger and acquisition activity in the banking and insurance sectors. In Europe, ABN-Amro Holdings, Lloyds TSB and Banco de Santander all reported solid first quarter results, as did HSBC Holdings in Hong Kong.

Within Healthcare Needs, the star performer was Novartis which recorded robust gains over the period. The company's share price was bolstered considerably by reaction to its projected double-digit pharmaceutical sales growth from a strong product pipeline. Similarly, Glaxo-Wellcome and Zeneca are benefiting from optimism on their strong product development plans.

In Growth in Telecommunications, STET, the Italian phone company, performed well in advance of its anticipated full privatization later this year. Ahead of the privatization, STET's number one priority has been to strengthen its international focus through strategic alliances with AT&T, among others. Cable & Wireless performed well over the quarter on the back of an agreement to give up majority control of Hong Kong Telecom in return for the opportunity to expand into China, potentially the world's largest telecom market.

The negative impact on the portfolio came from the themes directed at the Far East, such as Increased Consumer Spending in the Pacific Basin, Infrastructural Development and Expanding Financial Services in Developing Markets. These disappointments have taken place for a variety of reasons ranging from poor company results - as was the case with HM Sampoerna which announced poor sales forecasts - to the knock-on effect of financial crises, which caused poor performance by Bangkok Bank.

ECONOMIC AND MARKET REVIEW

Markets worldwide, with the exception of Singapore, Malaysia and Thailand, surged forward during the second quarter. The ongoing U.S. bull market continues to boost international markets, and with American inflation apparently under control and no sign of imminent interest-rate increases, European bourses have been hitting all-time highs over the last three months.

Continental European markets recorded these strong returns against a background of instability. Indeed there were a number of potential negative influences which occurred during the quarter, including the German gold revaluation furor, the election of a left-wing government in France and an inconclusive European heads-of-government summit on monetary union. However, none of these events materially detracted from market performance.

The less hostile approach to Europe by the new Labour government in Britain, and its almost immediate granting of independence on interest-rate policy to the Bank of England led to a significant rally in the U.K. market. The economy continues to grow at an above-trend pace with domestic demand leading the way. The export sector is cooling down due to the strength of the British currency, which in turn is causing a reduction in inflation.

In Germany, the economic picture remains the same. The weak Deutchemark has triggered an upturn in the export sector. Foreign orders have increased at a steady pace and exports are expected to grow by 6.5% in 1997. But, this buoyancy on the external side has yet to feed through to the domestic side which has seen very slow growth. For example, in the construction sector building permits and orders are in steady decline.

In the Far Eastern markets, Malaysia and Thailand fared poorly. In Malaysia, concern about strong consumer spending, rising imports of consumer goods, high labor costs and overbuilding in the property market, all contributed to depress stock-market sentiment. Negative news again dominated the Thai market as worries over the ongoing problems of finance companies and the level of property prices persisted.

It has become a seasonal pattern in Japan for the equity market to rise in April and May, the first two months of the country's fiscal year. This is partly due to the fact that Japan's huge public pension funds and insurance companies get annual inflows of liquidity at this time of year and a portion of this is invested in the market. The Tankan report, which indicates the overall level of confidence in the Japanese economy, came in stronger than anticipated during the quarter. Despite continued speculation that interest rates are set to rise in Japan and conflicting data on the domestic economy's future growth prospects, the market rose as a consequence of increased foreign investment. The Yen also strengthened against the Dollar, which boosted Japanese returns when quoted in U.S. - Dollar terms.

OUTLOOK

Our outlook for the rest of the year remains unchanged. The low-growth, low-inflationary environment that exists globally will continue to provide a favorable backdrop for equity investments. Nevertheless, the relentless upward movement of most markets has driven up valuations relative to earnings growth, and this fact is to the forefront of our thinking, while we continue to look for undervalued opportunities.

The July budget in the U.K. will be a key determining factor on how that market fares for the remainder of the year. To date, analysts have been pleasantly surprised by the policies of the Labour government but all that could quickly change. The ongoing uncertainty regarding European Monetary Union will affect the performance of European markets. Bond yields are likely to move based on the prevailing consensus as to which countries are likely to be founding members of the new single currency.

We will continue to have a very selective approach to investments in the Far East. These markets still show few signs of emerging from the grip of the bearish trend they have experienced for the past three years. The recent political and economic turmoil in Thailand is likely to further delay the renewal of investor interest in the region.

We remain convinced that, on a fundamental basis, the Japanese market is overvalued, though we continue to monitor companies there in search of worthwhile investment opportunities.

We do not believe any significant change has taken place in the underlying fundamentals of the portfolio and accordingly our strategy remains unaltered.

Bank of Ireland U.S. Management (U.S.) Limited
Portfolio Managers
Berger/BIAM IPT-International Fund

(DESCRIPTION OF BERGER/BIAM IPT-INTERNATIONAL FUND PERFORMANCE CHART) - The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger/BIAM IPT-International Fund to the EAFE Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1997, with all dividends and capital gains reinvested.

                   Berger/BIAM IPT-
   Date           International Fund              EAFE Index             Cost of Living Index

5/1/97                $    10,000                  $    10,000                  $   10,000
5/30/97               $     9,940                  $    10,653                  $    9,994
6/30/97               $    10,170                  $    11,243                  $   10,006

Past performance is not predictive of future performance.





                      TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                       % of Net Assets
                                           6/30/97

1.   Novartis                                 5.0%
2.   National Australia Bank                  3.0%
3.   BAT Industries                           3.0%
4.   Canon, Inc.                              3.0%
5.   ING Groep                                3.0%
6.   Schw Ruckverischer                       2.0%
7.   Barclays Bank                            2.0%
8.   Lloyds TSB Group                         2.0%
9.   ABN-Amro Holdings                        2.0%
10.  Mannesman                                2.0%

BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1997

BERGER/BIAM IPT-INTERNATIONAL FUND
                                  SCHEDULE OF INVESTMENTS (UNAUDITED)

Country/Shares             Company                                     Industry                         Market Value

                                          COMMON STOCK -94.2%
Australia - 7.4%

      2,300     Broken Hill Proprietary                     Resources                                        $   33,821
      4,650     National Australia Bank                     Financials                                           66,577
      7,750     News Corporation                            Media                                                31,173
      3,300     Western Mining                              Resources                                            20,797
                                                                                                             ----------
                                                                                                                152,368
                                                                                                             ----------
Finland - 0.6%
        550     Upm Kymmene                                 Paper, Packaging & Printing                          12,719
                                                                                                             ----------
France - 1.5%
        350     Michelin                                    Auto Goods                                           21,021
        100     Total Co. Francaise Petrole 'B'             Utilities                                            10,109
                                                                                                             ----------
                                                                                                                 31,130
                                                                                                             ----------
Germany - 6.1%
        700     Hoechst                                     Healthcare                                           29,709
         94     Mannesmann                                  Electrical/Engineering                               41,901
        310     Siemens                                                Electrical/Engineering                    18,416
        610     Veba                                        Utilities                                            34,295
                                                                                                             ----------
                                                                                                                124,321
                                                                                                             ----------
Great Britain - 33.2%
      6,500     B.A.T. Industries                           Tobacco/Financial Services                           58,119
      2,500     Barclays Bank                               Financials                                           49,572
      7,700     BTR                                         Conglomerates                                        26,322
      2,500     Cable & Wireless                            Telecommunications                                   22,873
      3,300     Cadbury Schweppes                           Food Manufacturing                                   29,424
      1,500     EMI Group                                   Leisure & Entertainment                              26,949
      5,400     General Electric Co.                        Electrical/Engineering                               32,249
      1,900     Glaxo Wellcome                              Healthcare                                           39,271
      2,600     Granada Group                               Leisure & Entertainment                              34,168
      3,600     Grand Metropolitan                          Retailer/Consumer Goods                              34,614
      1,020     Kingfisher                                  Retailer/Consumer Goods                              11,572
      4,000     Ladbroke Group                              Leisure & Entertainment                              15,703
      4,800     Lloyds TSB Group                            Financials                                           49,266
      1,100     Premier Farnell                             Distributor of Components                             8,545
      3,600     Prudential Corporation                      Insurance                                            35,148
      4,000     Safeway                                                Retailer/Consumer Goods                   23,123
      3,500     Scottish Power                              Utilities                                            22,707
      6,000     Shell Transport & Trading Company           Utilities                                            40,922
      2,000     Siebe                                       Electrical/Engineering                               33,869
      3,000     TI Group                                               Electrical/Engineering                    26,125
      4,500     Vodafone Group                              Telecommunications                                   21,933
      1,200     Zeneca Group                                Healthcare                                           39,645
                                                                                                             ----------
                                                                                                                682,119
                                                                                                             ----------


                                       23




Hong Kong - 1.8%
      1,200     HSBC Holdings                               Financials                                       $   36,091
                                                                                                             ----------
Indonesia - 2.8%
      5,000     Gudang Garam                                Tobacco                                              20,970
      6,000     HM Sampoerna                                Tobacco                                              22,882
      8,000     Telekomunikasi                              Telecommunications                                   13,076
                                                                                                             ----------
                                                                                                                 56,928
                                                                                                             ----------
Ireland - 0.7%
      1,800     Allied Irish Banks                          Financials                                           13,817
                                                                                                             ----------
Italy - 1.3%
      4,650     STET                                        Telecommunications                                   27,127
                                                                                                             ----------
Japan - 2.7%
      2,000     Canon, Inc.                                 Retailer/Consumer Goods                              54,498
                                                                                                             ----------
Malaysia - 3.4%
      5,000     DCB Holdings                                Financials                                           15,848
      2,000     Hume Industries Malaysia                    Infrastructure/Property                               9,192
      7,000     Sime - Darby                                Conglomerates                                        23,296
      3,000     United Engineers                            Infrastructure/Property                              21,632
                                                                                                             ----------
                                                                                                                 69,968
                                                                                                             ----------
Mexico - 0.6%
      4,650     Grupo Financiero Banamex                    Financials                                           12,201
                                                                                                             ----------
Netherlands - 10.4%
      2,400     ABN-Amro Holdings                           Financials                                           44,773
        130     DSM                                         Chemicals                                            12,941
      1,800     Elsevier                                    Media                                                30,093
      1,175     ING Groep                                   Financials                                           54,201
        700     KON PPT Nederland                           Telecommunications                                   27,474
        150     Nutricia Ver Bedrijven                      Food Manufacturing                                   23,702
        420     Royal Dutch Petroleum                       Utilities                                            21,857
                                                                                                             ----------
                                                                                                                215,041
                                                                                                             ----------
Philippines - 0.5%
      4,000     San Miguel 'B'                              Food & Drinks                                        10,544
                                                                                                             ----------
Singapore - 6.8%
      4,000     City Developments                           Infrastructure/Property                              39,169
      3,000     Development Bank of Singapore               Financials                                           37,770
      3,000     Fraser and Neave                            Food & Drinks                                        21,403
      2,000     Singapore Press Holdings                    Media                                                40,288
                                                                                                             ----------
                                                                                                                138,630
                                                                                                             ----------
Spain -1.0%
        660     Banco De Santander                          Financials                                           20,344
                                                                                                             ----------
Switzerland - 12.7%
         40     Alusuisse Lonza Holdings                    Conglomerates                                        41,439
         27     Nestle                                      Food Manufacturing                                   35,630
         61     Novartis                                    Healthcare                                           97,550
          4     Roche Holdings                              Healthcare                                           36,190
         36     Schw Ruckverischer                          Insurance                                            50,935
                                                                                                             ----------
                                                                                                                261,744
                                                                                                             ----------


                                       24




Thailand -0.7%
      2,000     Bangkok Bank                                Financials                                       $   14,326
                                                                                                             ----------

                    TOTAL COMMON STOCK (Cost $1,908,797)                                                      1,933,916
                                                                                                             ----------

                                                 REPURCHASE AGREEMENT - 3.3%

    Repurchase agreement with State Street Bank, 4.25%, dated June 30, 1997, to be purchased at $68,008 on July 1, 1997, collateralized by U.S. Treasury
    Notes, 8.5% - February 15, 2020, with a value of $73,264                                                     68,000
                                                                                                             ----------

TOTAL INVESTMENTS (Cost $1,976,797 +)-97.5%                                                                   2,001,916
OTHER ASSETS, LESS LIABILITIES - 2.5%                                                                            51,060
                                                                                                             ----------

NET ASSETS - 100%                                                                                            $2,052,976
                                                                                                             ==========


+   Also represents cost for tax purposes


See notes to financial statements.

BERGER INSTITUTIONAL PRODUCTS TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 1997

                                                                                                             Berger/BIAM
                                                                      Berger IPT-       Berger IPT-              IPT-
                                                       Berger IPT-    Growth and       Small Company        International
                                                       100 Fund      Income Fund        Growth Fund              Fund
ASSETS
Investments at cost                                    $   512,737     $   520,640        $   573,440       $  1,976,797
==========================================================================================================================
Investments at value                                   $   582,922     $   580,722        $   647,337       $  2,001,916
Cash                                                        22,361          10,507              5,979             89,314
Foreign currency at value (cost $0, $0, $0
  and $14,143)                                                   0               0                  0             14,134
Receivables:
    Investment securities sold                               3,433               0                  0                947
    Fund shares sold                                            94           1,714                420                  0
    Due from management company                              2,075           2,379              2,204                  0
    Dividends and interest                                      86             778                 18              4,561
--------------------------------------------------------------------------------------------------------------------------
       Total Assets                                        610,971         596,100            655,958          2,110,872
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                              0          11,637                  0             54,720
    Accrued investment advisory fees (Note 2)                  363             331                445              1,551
    Other accrued expenses                                   2,599           2,659              2,764                 17
Net unrealized depreciation on open
    forward currency contracts                                   0               0                  0              1,608
--------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                     2,962          14,627              3,209             57,896
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                                            $   608,009     $   581,473        $   652,749       $  2,052,976
==========================================================================================================================

Capital Shares:
    Authorized (Par Value $0.01)                         unlimited       unlimited          unlimited          unlimited
==========================================================================================================================
    Shares Outstanding                                      54,028          47,213             62,860            201,908
==========================================================================================================================

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE                                        $     11.25     $     12.32        $     10.38       $      10.17
==========================================================================================================================


See notes to financial statements.

BERGER INSTITUTIONAL PRODUCTS TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 1997

                                                                                                           Berger/BIAM
                                                                       Berger IPT-       Berger IPT-             IPT-
                                                       Berger IPT-     Growth and       Small Company        International
                                                       100 Fund        Income Fund       Growth Fund             Fund*
Investment Income
Income:

     Dividends (net of foreign withholding taxes
         of $0, $0, $0 and $1,036, respectively)      $    766        $   2,630         $     120         $   6,263
     Interest                                            1,968            2,364               687             3,947
---------------------------------------------------------------------------------------------------------------------
         Total Income                                    2,734            4,994               807            10,210
---------------------------------------------------------------------------------------------------------------------
Expenses:

     Investment advisory fees (Note 2)                   1,535            1,628             1,570             2,836
     Accounting fees                                     4,500            4,500             4,500                 0
     Legal fees                                         12,960           14,262            10,107                 0
     Custodian fees                                      1,192            2,009             2,188                 0
     Audit Fees                                          4,375            4,375             4,375               375
     Trustees' fees and expenses                           207              226               168                 0
     Transfer agent fees                                 3,872            3,760             3,754                 0
     Postage, printing and reports                       1,294            1,204             1,308                 4
     Insurance & bonds                                       0                0                 0                 0
     Registration fees                                       0                0                 0               100
     Administrative services (Note 2)                       20               22                16                32
---------------------------------------------------------------------------------------------------------------------
         Total Expenses                                 29,955           31,986            27,986             3,347
         Less expenses reimbursed by adviser
         (Note 2)                                      (27,877)         (29,811)          (25,977)                0
         Less earnings credits (Note 2)                   (305)            (363)             (518)                0
---------------------------------------------------------------------------------------------------------------------
         Expenses - Net                                  1,773            1,812             1,491             3,347
---------------------------------------------------------------------------------------------------------------------
         Net Investment Income (Loss)                      961            3,182              (684)            6,863
---------------------------------------------------------------------------------------------------------------------

REALIZED  AND  UNREALIZED  GAIN  (LOSS)  ON
INVESTMENTS  AND  FOREIGN  CURRENCY
TRANSACTIONS
Net realized gain (loss) on securities and
foreign currency transactions                           (5,579)          14,530           (20,149)            3,766
Net change in unrealized appreciation
(depreciation) on securities and foreign
currency transactions                                   42,906           28,060            53,368            23,276
---------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                                            37,327           42,590            33,219            27,042
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                             $ 38,288        $  45,772         $  32,535         $  33,905
=====================================================================================================================


*   Represents  the  period  from  May  1,  1997   (commencement  of  investment
    operations) through June 30, 1997.


See notes to financial statements.

BERGER INSTITUTIONAL PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Berger IPT-100 Fund
                                                                                   Six Months Ended For the Period
                                                                                         6/30/97           5/1/96* to
                                                                                       (Unaudited)          12/31/96
FROM OPERATIONS
Net investment income (loss)                                                          $         961        $        933
Net realized gain (loss) on securities and foreign currency
transactions                                                                                 (5,579)            (15,089)
Net change in unrealized appreciation (depreciation) on securities
and foreign currency transactions                                                            42,906              27,278
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting From Operations                              38,288              13,122
--------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                             0                   0
Net realized gains on investments                                                                 0                   0
--------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                                     0                   0
--------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                                   273,565             333,121
Net asset value of shares issued in reinvestment of dividends                                     0                   0
--------------------------------------------------------------------------------------------------------------------------
    Total                                                                                   273,565             333,121
Payments for shares redeemed                                                                (35,140)            (14,947)
--------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Derived From Fund Share Transactions                                                        238,425             318,174
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                           276,713             331,296
Net Assets:
Beginning of period                                                                         331,296                   0
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                         $     608,009        $    331,296
==========================================================================================================================
Undistributed net investment income included in the above                             $       1,894        $        933
==========================================================================================================================
COMPONENTS OF NET ASSETS:
Capital (par value and paid in surplus)                                               $     556,598        $    318,174
Undistributed net investment income (loss)                                                    1,894                 933
Accumulated net realized gain (loss) from investments                                       (20,668)            (15,089)
Unrealized appreciation (depreciation) on investments                                        70,185              27,278
--------------------------------------------------------------------------------------------------------------------------
    Total                                                                             $     608,009        $    331,296
==========================================================================================================================
Transactions in Fund Shares:
Shares sold                                                                                  25,352              33,339
Shares issued to shareholders in reinvestment of dividends                                        0                   0
    Total                                                                                    25,352              33,339
Shares repurchased                                                                           (3,209)             (1,454)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares                                                            22,143              31,885
Shares outstanding, beginning of period                                                      31,885                   0
--------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                            54,028              31,885
==========================================================================================================================


*   Commencement of investment operations.

See notes to financial statements.

                  Berger                                           Berger                                Berger/BIAM IPT-
           IPT-Growth and Income Fund                      IPT-Small Company Growth Fund                International Fund
   Six Months Ended            For the Period         Six Months Ended           For the Period           For the Period
        6/30/97                 5/1/96* to                 6/30/97                5/1/96* to            5/1/97* to 6/30/97
      (Unaudited)                 12/31/96                (Unaudited)               12/31/96               (Unaudited)

   $      3,182              $      3,245             $        (684)            $        256            $      6,863

         14,530                    (5,205)                  (20,149)                 (24,136)                  3,766

         28,060                    32,022                    53,368                   20,530                  23,276
--------------------------------------------------------------------------------------------------------------------------
         45,772                    30,062                    32,535                   (3,350)                 33,905
--------------------------------------------------------------------------------------------------------------------------

              0                         0                         0                        0                       0
              0                         0                         0                        0                       0
--------------------------------------------------------------------------------------------------------------------------
              0                         0                         0                        0                       0
--------------------------------------------------------------------------------------------------------------------------

        216,991                   314,330                   389,234                  294,712               2,021,284
              0                         0                         0                        0                       0
--------------------------------------------------------------------------------------------------------------------------
        216,991                   314,330                   389,234                  294,712               2,021,284
        (25,663)                      (19)                  (60,382)                       0                  (2,213)
--------------------------------------------------------------------------------------------------------------------------

        191,328                   314,311                   328,852                  294,712               2,019,071
--------------------------------------------------------------------------------------------------------------------------
        237,100                   344,373                   361,387                  291,362               2,052,976
--------------------------------------------------------------------------------------------------------------------------

        344,373                         0                   291,362                        0                       0
--------------------------------------------------------------------------------------------------------------------------
   $    581,473              $    344,373             $     652,749             $    291,362            $  2,052,976
==========================================================================================================================
   $      6,427              $      3,245             $        (428)            $        256            $      6,863
==========================================================================================================================

   $    505,639              $    314,311             $     623,565             $    294,712            $  2,019,071
          6,427                     3,245                      (428)                     256                   6,863
          9,325                    (5,205)                  (44,285)                 (24,136)                  3,766
         60,082                    32,022                    73,897                   20,530                  23,276
--------------------------------------------------------------------------------------------------------------------------
   $    581,473              $    344,373             $     652,749             $    291,362            $  2,052,976
==========================================================================================================================

         18,491                    30,917                    39,654                   29,268                 202,130
              0                         0                         0                        0                       0
--------------------------------------------------------------------------------------------------------------------------
         18,491                    30,917                    39,654                   29,268                 202,130
         (2,193)                       (2)                   (6,062)                       0                    (222)
--------------------------------------------------------------------------------------------------------------------------
         16,298                    30,915                    33,592                   29,268                 201,908
         30,915                         0                    29,268                        0                       0
--------------------------------------------------------------------------------------------------------------------------
         47,213                    30,915                    62,860                   29,268                 201,908
==========================================================================================================================


BERGER INSTITUTIONAL PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

     Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-100 Fund ("IPT-100"), Berger IPT-Growth and Income Fund ("IPT-G&I"), Berger IPT-Small Company Growth Fund ("IPT-SCG") and Berger/BIAM IPT-International Fund ("IPT- International"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. The Funds commenced investment operations on May 1, 1996, except for the Berger/BIAM IPT-International Fund which commenced operations on May 1, 1997.

     The Trust is registered under the Investment Company Act of 1940 and its securities are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger Associates, Inc. ("Berger"), the investment advisor to IPT-100, IPT-G&I and the IPT-SCG.

     On April 15, 1996, Berger purchased 25,000 shares of each of the IPT-100, IPT-G&I and IPT-SCG at a net asset value of $10.00 per share. On May 1, 1997, Berger purchased a variable annuity contract through which it indirectly owns 200,000 shares of the IPT-International for $2 million. At June 30, 1997, Berger directly or indirectly owned 46%, 53%, 40% and 99% of the outstanding shares of IPT-100, IPT-G&I, IPT-SCG and IPT-International, respectively.

SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

     Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

     Foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

Federal   Income  Taxes
     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

Security  Gains and Losses
     Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income
     Investment transactions are accounted for on the date investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts.

Common Expenses
     Certain expenses which are not directly allocable to a specific Fund are allocated to the Funds' on the basis of relative net assets.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

     Berger serves as the investment advisor to the IPT-100, IPT-G&I and IPT-SCG and BBOI Worldwide LLC ("BBOI") serves as the investment advisor to the IPT-International. BBOI has delegated the day-to-day portfolio management of the IPT-International to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). As compensation for their services to the Funds, Berger and BBOI receive an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fees are based on an annual rate of each Fund's average daily net assets as follows: IPT-100 and IPT-G&I at .75 of 1% of average daily net assets; IPT-SCG and IPT-International at .90 of 1% of average daily net assets. As sub-advisor to IPT-International, BIAM receives a sub-advisory fee from BBOI at an annual rate of .40 of 1% of the average daily net assets of the Fund. Such advisory and sub-advisory fees have been voluntarily waived by Berger and BIAM during the six months ended June 30, 1997 and for the period from May 1, 1997 to June 30, 1997, respectively. Berger and BBOI have agreed to waive their advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of each of the IPT-100 and the IPT-G&I, 1.15% of the average daily net assets of the IPT-SCG and 1.20% of the average daily net assets of the IPT-International .

     The IPT-100, IPT-G&I and IPT-SCG have entered into an administrative services agreement with Berger. The administrative services agreements provide for an annual fee of .01 of 1% of the average daily net assets of each Fund accrued daily and paid monthly. The IPT-International has entered into an administrative services agreement with BBOI. The administrative services agreement provides for a fee at an annual rate of .01 of 1% of the average daily net assets of the Fund accrued daily and paid monthly. BBOI has delegated the day-to-day administrative duties to Berger. Berger receives a sub-administration fee from BBOI at an annual rate of .20 of 1% of the average daily net assets of the IPT-International. Such sub-administration fee was voluntarily waived by Berger for the period from May 1, 1997 to June 30, 1997.

     The Trust has entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions. For the six months ended June 30, 1997, the IPT-100, IPT-G&I, IPT-SCG and the IPT-International Funds received $305, $363, $518 and $0, respectively, in earnings and brokerage credits and paid IFTC fees (after earnings and brokerage credits) of $9,259, $9,906, $9,924, and $0, respectively, for services rendered.

     Certain officers and directors of Berger are also officers and trustees of the Trust. Trustees who are not affiliated with Berger received trustees' fees totaling $207, $226 and $168 from the IPT-100, IPT-G&I and IPT-SCG Funds for the six months ended June 30, 1997. Unaffiliated trustees received no compensation from the IPT-International Fund for the period from May 1, 1997 (commencement of investment operations) to June 30, 1997.

3.  INVESTMENT TRANSACTIONS

A.  Purchases and Sales

    Purchases and sales of investment securities for the six months ended June 30, 1997, were as follows:

                                                                                                            Berger/BIAM
                                                                         Berger IPT-      Berger IPT-          IPT-
                                                        Berger IPT-      Growth and     Small Company      International
                                                          100 Fund      Income Fund       Growth Fund         Fund*
Purchases of investment securities
(excluding short-term securities)                     $    247,713     $    512,135     $    496,903       $  1,909,657
=========================================================================================================================
Sales of investment securities
(excluding short-term securities)                     $    234,280     $    418,335     $    161,945       $        947
=========================================================================================================================

* Represents the period from May 1, 1997 (commencement of operations) through June 30, 1997.

   There were no purchases or sales of long-term U.S. Government securities during the period.

At June 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                                                                                                              Berger/BIAM
                                                                         Berger IPT-       Berger IPT-           IPT-
                                                        Berger IPT-      Growth and     Small Company        International
                                                          100 Fund      Income Fund       Growth Fund            Fund
Appreciation                                          $     75,058     $     61,602     $     84,260       $     59,010
Depreciation                                                (4,873)          (1,520)         (10,363)           (33,891)
---------------------------------------------------------------------------------------------------------------------------
Net                                                   $     70,185     $     60,082     $     73,897       $     25,119
===========================================================================================================================

     The Funds are permitted to hold certain types of futures, forwards and options (except for the IPT-International, which may only hold forward foreign currency exchange contracts) for the purpose of hedging the portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such investments and the assets being hedged, or unexpected price movements, could render a Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities, if any, are included in Net Realized Gain (Loss) on Securities Transactions in the Statements of Operations.

B. Federal Income Tax Status

     Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders.

     The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses and expiring capital loss carryforwards. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis will be reclassified to paid-in-capital. At June 30, 1997, no such differences existed.

     At June 30, 1997, the Funds, except for the IPT-International, had capital loss carryovers, which may be used to offset future realized capital gains for Federal income tax purposes. Additionally, the Funds incurred and elected to defer post-October 31 net capital losses incurred during the year ended December 31, 1996 to the year ended December 31, 1997. The capital loss carryovers and post-October 31 net capital losses for the Funds are as follows:

                             Capital Loss
                              Carryovers            Post-October
    Fund                   (expire 12/31/04)            Losses
    IPT - 100                  $    8,758            $   6,331
    IPT - G&I                  $    5,025            $     180
    IPT - SCG                  $   16,903            $   7,233
    IPT - International               N/A                  N/A

BERGER IPT-100 FUND
FINANCIAL HIGHLIGHTS

                                                                   For a Share Outstanding Throughout the Period Ended

                                                                      June 30, 1997
                                                                        (Unaudited)               December 31, 1996
Net asset value, beginning of period                                  $       10.39                $       10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                                      0.01                         0.03
    Net realized and unrealized gain (loss) on securities                      0.85                         0.36
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.86                         0.39
---------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends (from net investment income)                                     0.00                         0.00
    Distributions (from capital gains)                                         0.00                         0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                            0.00                         0.00
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $       11.25                $       10.39
=====================================================================================================================
Total Return^*                                                                 8.28%                        3.90%
=====================================================================================================================
Ratios:
Net assets, end of period                                             $     608,009                $     331,296
Ratio of expenses to average net assets:~+
    Net expenses                                                               0.86%                        0.93%
    Gross expenses                                                            14.59%                        7.69%
Ratio of net income to average net assets~                                     0.47%                        0.50%
Portfolio turnover rate*                                                         77%                          56%
Average commission rate                                               $       .0598                 $       .0590


^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, is not representative of a full year.
~    Annualized.
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.


See notes to financial statements.

BERGER IPT-GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                     For a Share Outstanding Throughout the Period Ended

                                                                        June 30, 1997
                                                                         (Unaudited)                December 31, 1996
Net asset value, beginning of period                                  $          11.14             $          10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                                         0.03                         0.10
    Net realized and unrealized gain (loss) on securities                         1.15                         1.04
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  1.18                         1.14
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends (from net investment income)                                        0.00                         0.00
    Distributions (from capital gains)                                            0.00                         0.00
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               0.00                         0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $          12.32             $          11.14
=======================================================================================================================
Total Return^*                                                                   10.59%                       11.40%
=======================================================================================================================
Ratios:
Net assets, end of period                                             $        581,473             $         344,373
Ratio of expenses to average net assets:~+
    Net expenses                                                                   .83%                         .94%
    Gross expenses                                                               14.71%                        7.70%
Ratio of net income to average net assets~                                        1.46%                        1.80%
Portfolio turnover rate*                                                           122%                          60%
Average commission rate                                               $          .0597             $          .0756


^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, is not representative of a full year.
~    Annualized.
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.


See notes to financial statements.

BERGER IPT-SMALL COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                        For a Share Outstanding Throughout the Period Ended

                                                                        June 30, 1997
                                                                          (Unaudited)              December 31, 1996
Net asset value, beginning of period                                  $        9.95             $       10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                                     (0.02)                     0.01
    Net realized and unrealized gain (loss) on securities                      0.45                     (0.06)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.43                     (0.05)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends (from net investment income)                                     0.00                      0.00
    Distributions (from capital gains)                                         0.00                      0.00
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                            0.00                      0.00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $       10.38             $        9.95
-----------------------------------------------------------------------------------------------------------------------
Total Return^*                                                                 4.32%                    (0.50)%
=======================================================================================================================
Ratios:
Net assets, end of period                                             $     652,749             $     291,362
Ratio of expenses to average net assets:~+
    Net expenses                                                                .85%                      .95%
    Gross expenses                                                            16.00%                     8.57%
Ratio of net income (loss) to average net assets~                             (0.39)%                    0.14%
Portfolio turnover rate*                                                         51%                       80%
Average commission rate                                               $       .0609             $       .0392


^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, is not representative of a full year.
~    Annualized.
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.


See notes to financial statements.

BERGER/BIAM IPT-INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period
From May 1, 1997 (Commencement Of Operations)
Through June 30, 1997 (Unaudited)



-------------------------------------------------------------------------------
Net asset value, beginning of period                          $          10.00
-------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                                 0.03
    Net realized and unrealized gain (loss) on securities                 0.14
-------------------------------------------------------------------------------
Total from investment operations                                          0.17
-------------------------------------------------------------------------------
Less distributions:
    Dividends (from net investment income)                                0.00
    Distributions (from capital gains)                                    0.00
-------------------------------------------------------------------------------
Total Distributions                                                       0.00
-------------------------------------------------------------------------------
Net asset value, end of period                               $           10.17
===============================================================================
Total Return^*                                                            1.70%
===============================================================================
Ratios:
Net assets, end of period                                    $       2,052,976
Ratio of expenses to average net assets:~+
    Net expenses                                                          1.06%
    Gross expenses                                                        1.06%
Ratio of net income to average net assets~                                2.18%
Portfolio turnover rate*                                                   .08%
Average commission rate                                      $           .0240


^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, is not representative of a full year.
~    Annualized.
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.


See notes to financial statements.

                 TRUSTEES OF BERGER INSTITUTIONAL PRODUCTS TRUST

                   MICHAEL OWEN, CHAIRMAN * DENNIS E. BALDWIN
      WILLIAM M.B. BERGER * LOUIS R. BINDNER, P.E. * KATHERINE A. CATTANACH
            LUCY BLACK CREIGHTON * PAUL R. KNAPP * GERARD M. LAVIN *
                     HARRY T. LEWIS, JR. * WILLIAM SINCLAIRE

                                    OFFICERS:

                                 GERARD M. LAVIN
                                    President
                       Berger Institutional Products Trust


                               WILLIAM R. KEITHLER
                                    President
                      Berger IPT-Small Company Growth Fund


                                PATRICK S. ADAMS
                                    President
                               Berger IPT-100 Fund
                         Berger IPT-Growth & Income Fund


                                MARK R. MCKINNEY
                                 Vice President
                         Berger IPT-Growth & Income Fund


                                  KEVIN R. FAY
                     Vice President, Secretary and Treasurer
                       Berger Institutional Products Trust


                                JANICE M. TEAGUE
                               Assistant Secretary
                       Berger Institutional Products Trust


                                DAVID J. SCHULTZ
                               Assistant Treasurer
                       Berger Institutional Products Trust


                               INVESTMENT ADVISORS
                             Berger Associates, Inc.
                               BBOI Worldwide LLC
                                  P.O. Box 5005
                             Denver, Colorado 80217
                        1-303-329-0200 or 1-800-333-1001

                                THE BERGER FUNDS
                       Together we can move mountains.(TM)

                         (C)1997 Berger Associates, Inc.